Exhibit 10.4

Third Amendment

to

Third Amended and Restated Credit Agreement

among

Legacy Reserves LP,

as Borrower,

The Guarantors,

Wells Fargo Bank, National Association,

as Administrative Agent,

and

The Lenders Signatory Hereto

Dated as of December 29, 2014

Sole Lead Arranger and Sole Book Runner

Wells Fargo Securities, LLC

Syndication Agent

Compass Bank

Co-Documentation Agents

UBS Securities LLC

and

U.S. Bank National Association

Third Amendment to

Third Amended and Restated Credit Agreement

This Third Amendment to Third Amended and Restated Credit Agreement (this “ Third Amendment ”) dated as of December 29, 2014, among Legacy Reserves LP, a limited partnership duly formed under the laws of the State of Delaware (the “ Borrower ”); each of the undersigned guarantors (the “ Guarantors ”, and together with the Borrower, the “ Obligors ”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “ Administrative Agent ”); and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended by the First Amendment to Third Amended and Restated Credit Agreement dated April 17, 2014 and that certain Second Amendment to Third Amended and Restated Credit Agreement dated May 22, 2014, the “ Credit Agreement ”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Guarantors are parties to that certain Third Amended and Restated Guaranty Agreement dated as of April 1, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “ Guaranty ”).

C. The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definition is hereby amended and restated in its entirety to read as follows:

“ Agreement ” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b) The following definition is hereby added where alphabetically appropriate to read as follows:

“ Third Amendment ” means that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of December 29, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2 Amendments to Section 9.04(a).

(a) Section 9.04(a)(v) is hereby amended by deleting the reference to “15%” in such Section 9.04(a)(v) and replacing such reference with “20%”.

(b) Section 9.04(a) is hereby amended by adding the following proviso prior to the period at the end of such Section 9.04(a):

; provided that, notwithstanding the foregoing, prior to June 30, 2015, the Borrower may redeem, repurchase or otherwise acquire up to $150,000,000 of units of the Borrower from the holders thereof, so long as both before and immediately after giving effect to each redemption, repurchase or acquisition, (y) no Default or Event of Default has occurred and is continuing or would result therefrom and (z) the Borrower has unused Commitments of not less than 35% of the Borrowing Base then in effect

2.3 Amendment to Section 9.04(b)(i). Section 9.04(b)(i) is hereby amended and restated in its entirety to read as follows:

(i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Notes; provided that the Borrower may prepay any Senior Notes and any premiums relating thereto (a) with the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower or with the Net Cash Proceeds of Permitted Refinancing Debt or (b) so long as both before and immediately after giving effect to each such prepayment, the Borrower has unused Commitments of not less than 20% of the Borrowing Base then in effect or

2.4 Amendment to Section 12.01(a)(ii). Section 12.01(a)(ii) is hereby amended by deleting the reference to “8th Floor” in such Section 12.01(a)(ii) and replacing such reference with “Suite 1800”.

Section 3. Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “ Third Amendment Effective Date ”):

3.1 The Administrative Agent shall have received from the Majority Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date.

3.3 No Default shall have occurred and be continuing as of the Third Amendment Effective Date.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Third Amendment Effective Date each reference to the Credit Agreement and in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment.

4.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

4.4 No Oral Agreement. This Third Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5 GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC
its general partner

	By:	/s/ James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/ James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Stephanie Harrell
Stephanie Harrell
Assistant Vice President

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	COMPASS BANK

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Monte E. Deckerd
Name:	Monte E. Deckerd
Title:	Senior Vice President

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Managing Director

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A.

By:	/s/ Lara Francis
Name:	Lara Francis
Title:	Vice President

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC.

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice Presient

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK

By:	/s/ Chris L. Whigham
Name:	Chris L. Whigham
Title:	Senior VP

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SANTANDER BANK, N.A.

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	VP

By:	/s/ Constantine Krikos
Name:	Constantine Krikos
Title:	VP

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TEXAS CAPITAL BANK, N.A.

By:	/s/ Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

SIGNTURE PAGE

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT